EXHIBIT 5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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    We hereby consent to the use in this Post-Effective Amendment No. 2 to the registration statement on Form S-6 ("Registration Statement") of our report dated February 5, 2002, relating to the financial statements of PHL Variable Insurance Company, which appears in such Registration Statement.



    /s/ PricewaterhouseCoopers LLP
    Hartford, Connecticut
    April 26, 2002